SUPPLEMENT DATED APRIL 28, 2023

TO THE VARIABLE ANNUITY PROSPECTUSES, AS SUPPLEMENTED

AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

Generations Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

SEPARATE ACCOUNT USL A

Generations Variable Annuity

The purpose of this supplement is to notify owners of variable annuity contracts listed above (the “Contract”) of the expected liquidation of the Core Plus Fixed Income Portfolio (the “Portfolio”), a portfolio of the Morgan Stanley Variable Investment Fund, Inc. (the “Trust”).

The Board of Trustees of the Trust approved the liquidation of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange (“Market Close”), which is generally 4:00 p.m. Eastern Time (“ET”), on or about July 28, 2023 (“Liquidation Date”). On the Liquidation Date, funds invested in the subaccount supported by the Portfolio will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the Fidelity VIP Government Money Market Portfolio – Initial Class (“Money Market Fund”).

If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the American General Life Insurance Company or The United States Life Insurance Company in the City of New York (collectively, the “Companies”) must receive instructions from you prior to the Market Close at least one business day prior to the Liquidation Date (July 27, 2023). You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below or by completing a transfer form.

After the Market Close on the Liquidation Date, any purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Contract) allocated to the Portfolio will instead be allocated to the subaccount supported by the Money Market Fund.

Please refer to your fund prospectuses for more detailed information about the investment options currently offered in your Contract. For additional fund prospectus copies, please contact the Annuity Service Center.

Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolio prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

For a period of time after the closing and liquidation, the Companies may provide you with confirmations, statements and other reports that contain the name of the formerly available Portfolio.

Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.

Please retain this supplement for future reference.